                                                                    Exhibit 10.5

                 DISTRIBUTION AND FULFILLMENT SERVICES AGREEMENT

     1. Chase Telecommunications, Inc., doing business as Cricket Communications in the state of Tennessee ("Cricket"), and CellStar, Ltd. ("CellStar") enter into this Distribution and Fulfillment Services Agreement ("Agreement") effective as of December 22, 1999. Cricket and CellStar are entering into this Agreement to facilitate the sale and distribution of handsets and accessories to Cricket and its customers. The parties generally anticipate that CellStar will purchase phones from Cricket's suppliers as a purchasing agent for Cricket, and will subsequently sell such phones to Cricket pursuant to this Agreement and/or to Cricket's customers as a distribution agent for Cricket pursuant to the terms of the sales agreements between Cricket and its customers. In furtherance of such purposes, CellStar agrees to sell wireless handsets and accessories (collectively, the "Products") as described in Exhibits C hereto which are incorporated herein by this reference, and to provide to Cricket certain distribution and fulfillment services (the "Services"), as more fully described in the "Description of Services" attached hereto as Exhibits A and B and incorporated herein by this reference.

     2. During the term of this Agreement, CellStar will issue weekly reports (the format and content of which shall be agreed upon by the parties) to Cricket who will use such reports to monitor CellStar's compliance with this Agreement and the terms and conditions set forth in the Description of Services. CellStar shall meet all requirements set forth in the Description of Services within the time frames stated in, and as more fully described in, the "Tactical Timeline" attached hereto as Exhibit D and incorporated herein by this reference.

     3. During the term of this Agreement, CellStar will perform the Services for Cricket in a professional and workmanlike manner. Handsets sold by CellStar to Cricket, or to customers of Cricket for an on behalf of Cricket, will be at the prices set forth on Exhibit E hereto, as amended from time to time by mutual agreement. Cricket shall pay CellStar the fees set forth on Exhibit A hereto for CellStar's inventory management, kitting and fulfillment, shipping, and return/repair services ("Inclusive Services Fee"). CellStar's standard carrier pricing will apply to all accessory products packaged specifically for Cricket, as described in Exhibits C attached hereto. All labels and collateral materials to be affixed upon or included with Products shipped by CellStar shall be procured by and provided to CellStar by Cricket. Cricket shall insure that CellStar has an adequate supply of such labels and collateral materials at all times during the term of this Agreement.

     4. CellStar shall sell and ship Product to Cricket and, as a distribution agent for Cricket, to customers of, or entities designated by, Cricket in accordance with the written instructions of Cricket. Title to all Product shall remain in CellStar until CellStar delivers such Product to a common carrier FOB CellStar's distribution facility. CellStar shall ship all Product for delivery in the continental United States via FedEx Express Saver, the cost of which is included in the Inclusive Service Fees. Cricket may designate any other shipper and any other shipping terms at its sole cost and expense. All shipping costs for any Product shipped outside the continental U.S. (as well as all additional costs incurred to ship Product outside of the United States such as export or import fees, VAT, tariffs, etc.) shall be borne by Cricket. CellStar shall

THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED, WHICH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH BRACKETS ([*]).

bear all risk of loss to any Product, whether or not CellStar has title thereto, while such Product is under CellStar's dominion and control. Cricket and/or its customers shall bear all risk of loss and the cost of any insurance for Product shipments as of the FOB point. CellStar shall submit a CellStar invoice with each shipment of Product to Cricket, or customers of or entities designated by Cricket, as applicable, who shall pay or have previously paid all properly invoiced amounts directly to CellStar. At the end of each week, CellStar shall submit to Cricket a complete list of all Product shipped and Services performed during such week. CellStar shall submit an invoice for the total amount due to it from Cricket each calendar month. Cricket shall pay the amount properly invoiced in full to CellStar within thirty (30) days of receipt of such invoice.

     5. Cricket shall provide CellStar on a monthly basis at least ten (10) days prior to the end of each calendar month, a three (3) month rolling forecast (the "Forecast") to assist CellStar in maintaining an orderly production flow for the purpose of meeting Cricket's demand for Product and Services and Product delivery requirements. Cricket shall state the Product model number or SKU and projected shipment volume for each model number or SKU for each calendar month included in the Forecast, all in a mutually agreed upon format. The projected Product volume for the first month of each Forecast shall constitute a firm commitment by Cricket to purchase such Products. Except in shortage situations, if the total number of Products included in purchase orders submitted by Cricket and/or its customers or designated entities in any calendar month exceeds the amount forecasted by Cricket for such month, CellStar shall make commercially reasonable efforts to ship any excess Products ordered in accordance with the requested time frame of Cricket and/or its customers, as applicable; however, CellStar shall not be obligated to meet such deadline.

     6. If Cricket and/or its customers or designated entities do not issue one or more purchase orders for an amount of Product equal to or greater than the first month of forecasted volume of Products during such one month period, any remaining Products will be purchased by Cricket at a price equal to the Acquisition Cost (as hereinafter defined), plus any Inclusive Service Fees. CellStar shall ship such Product to the locations Cricket designates in writing. CellStar shall invoice Cricket for such Product and Cricket shall make payment therefor within thirty (30) days of receipt thereof.

     7. Any return of Product to CellStar by Cricket or any customer of, or entities designated by, Cricket shall be performed by CellStar for Cricket in accordance with CellStar's standard return policies and procedures as agreed upon by Cricket and CellStar and as more fully described in Exhibit A attached hereto.

     8. CellStar and Cricket shall work together in good faith to develop mutually acceptable daily, weekly and/or monthly reporting requirements. CellStar agrees to provide Cricket with such reports in a format and transfer method as may be agreed by Cricket and CellStar. Cricket may designate one or more affiliated entities to which such reports may be delivered.

     9. CellStar shall purchase Product in accordance with the Forecast from manufacturers designated by Cricket ("Manufacturers"). CellStar shall pay Manufacturers in full for the Product within thirty (30) days of receipt and acceptance thereof. CellStar will establish with Cricket credit and billing requirements to facilitate the shipping of Product to, and fulfillment of Services for, Cricket, or customers of or entities designated by Cricket. Cricket shall pay CellStar the following amounts (i) in the event any sale of any Product by CellStar is for a price less than the Acquisition Cost, the difference between the sales price and the Acquisition Cost, plus (ii) the fees set forth in Exhibit A as applicable. For purposes of this Agreement, the "Acquisition Cost" of any Product shall be the lower of (a) CellStar's negotiated pricing with the Manufacturer for such Product, or (b) Cricket's negotiated pricing with the Manufacturer for such Product, provided that, Cricket has taken all action necessary for CellStar to purchase Product from the Manufacturer at Cricket's negotiated pricing.

     10. CellStar will establish with Cricket a system for the receipt and processing of orders for Product from customers of Cricket who meet the applicable credit standards of CellStar. Until such a system is established, CellStar will not accept or process orders for Cricket customers. Once such a system is established, CellStar shall be responsible for the submission of appropriate invoices to such customers in accordance with such system. CellStar shall retain sole responsibility for the processing and collection of all customer payments and shall retain all risk of loss associated therewith. CellStar shall not be required to fulfill any order, provide any Services or ship any Product to any customer that does not meet CellStar's credit criteria unless Cricket undertakes in writing to guarantee the prompt payment of amounts due pursuant to any such rejected order.

     11. During the term of this Agreement, CellStar shall not sell or distribute Products purchased under contracts negotiated between Cricket and any third party manufacturer to any entity other than customers of, or other entities designated by, Cricket unless Cricket specifically consents thereto in writing.

     12. This Agreement shall terminate upon the earlier of (i) nine (9) months from the effective date set forth in Section 1 of this Agreement, or (ii) upon the provision of thirty (30) days advance written notice by one party to the other of its intention to terminate this Agreement, or (iii) upon the execution of a follow-on agreement between the parties hereto in respect of the subject matter hereof. If not terminated within the initial nine (9) month period, this Agreement shall be automatically extended for a fifteen (15) month period. Thereafter, the parties may, by mutual agreement, extend this Agreement for an additional twelve (12) months. Upon termination of this Agreement, Cricket shall
(i) repurchase from CellStar any Product then in CellStar's inventory (other than any Product sold by CellStar but not yet shipped from its inventory) at a purchase price equal to the Acquisition Cost of such Product plus the applicable Inclusive Service Fees described in Exhibit A; provided that, such Product was purchased by CellStar in accordance with the Forecast or at the written direction of Cricket, or (ii) enter into an extension of this Agreement on terms mutually acceptable to the parties hereto.

     13. Cricket may, at any time during the term of this Agreement, submit written instructions to CellStar to deliver all or any portion of Product then in CellStar's possession to Cricket or any designee of Cricket. CellStar shall insure and ship, at the sole expense of Cricket, such Product in accordance with the written instructions of Cricket. CellStar shall promptly submit an invoice to Cricket for the Product shipped, including any applicable Inclusive Services Fees and insurance costs, and any other pre-agreed upon extraordinary expense incurred in connection therewith. Cricket shall pay CellStar the invoiced amount in full within thirty (30) days of receipt thereof.

     14. Any information disclosed by either party to the other that the disclosing party labels or designates as confidential or proprietary shall be maintained in strict confidence by the receiving party and shall not be disclosed to any third party without the disclosing party's prior written consent. Any such information shall not be disclosed to any person within the receiving party's organization except on a strict need-to-know basis and any such recipient shall understand the receiving party's confidentiality obligations with respect to such information. Notwithstanding the provisions of
Section 16 hereof, a disclosing party shall have the right to seek and obtain injunctive relief from a court of competent jurisdiction in the event of any actual or threatened breach of this provision. This Agreement shall not apply to any information that (a) is publicly available or has become publicly available without a breach of this Agreement; (b) was known to the receiving party prior to the time of disclosure by the disclosing party; or (c) was disclosed to the receiving party by a third person legally entitled to disclose it.

     15. NEITHER CELLSTAR NOR CRICKET MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE PRODUCTS PURCHASED AND SOLD HEREUNDER, INCLUDING ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, EXCEPT CELLSTAR WARRANTS THAT ALL PRODUCT SOLD UNDER THIS AGREEMENT SHALL BE FREE OF ANY LIENS OR ENCUMBRANCES. IN ADDITION, CELLSTAR MAKES NO REPRESENTATION OR WARRANTY REGARDING ANY INTELLECTUAL PROPERTY LICENSES OR RIGHTS IN CONNECTION WITH SUCH PRODUCTS AND SHALL NOT BEAR ANY LIABILITY IN THE EVENT ANY PRODUCT VIOLATES OR INFRINGES UPON THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

     16. Each party hereto will indemnify and hold harmless the other with respect to any claim, action, cost, expense, judgment or assessment, including reasonable attorneys' fees, imposed or incurred as a result of the other party's breach of any provision of this Agreement or such party's negligence, gross negligence or willful misconduct.

     17. The construction and interpretation of this Agreement shall be governed by the laws of the State of Texas, without regard to its rules concerning conflicts of laws. This Agreement, together with the Exhibits attached hereto, constitutes the entire Agreement between the parties with respect to the subject matter hereof and supersedes all prior oral or written negotiations and agreements between the parties with respect to the subject matter hereof. No modification, variation or amendment of this Agreement shall be effective unless made in writing and signed by an authorized officer of each of the parties.

     18. Any dispute that may arise between the parties hereto under or relating to their respective rights, duties and responsibilities hereunder shall be resolved by good faith negotiation. If such dispute cannot be resolved within sixty (60) days, it shall be submitted to binding arbitration in Dallas, Texas and governed by the rules of the American Arbitration Association for the resolution of commercial disputes.

     19. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original hereof, but together shall constitute but one and the same instrument. This Agreement may be executed by facsimile and the parties agree that such facsimile signatures shall have the same force and effect as original signatures.

     20. Any delay or failure to enforce at any time any provision of this Agreement shall not constitute a waiver of the right thereafter to enforce each and every provision thereof. If any of the provisions of this Agreement is determined to be invalid, illegal, or otherwise unenforceable, the remaining provisions hereof shall remain in full force and effect and the parties shall amend this Agreement by replacing such provision with an enforceable substitute provision or provisions to maintain the commercial and/or technical substance of the previous provision(s) as closely as possible.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers.

                                  CHASE TELECOMMUNICATIONS, INC.
                                  Doing Business As
                                  CRICKET COMMUNICATIONS
                                  in the state of Tennessee

                                          By:    /s/ Richard W. McDugald
                                                 --------------------------
                                          Name:  Richard W. McDugald
                                          Title: Executive Vice President
                                          Date:  1/5/00

                                          CELLSTAR, LTD.
                                          By: National Auto Center, Inc.,
                                               Its General Partner

                                          By:    /s/ Daniel T. Bogar
                                                 --------------------------
                                          Name:  Daniel T. Bogar
                                          Title: Senior Vice President
                                          Date:  1/10/00

                                    EXHIBIT A

                             Description of Services

         INCLUSIVE SERVICES FEE (per handset)                             $ [*]

         Includes:

         1)    INVENTORY MANAGEMENT

               .  Purchasing, per Cricket forecast (based
                  upon the first month of rolling three
                  month forecast)
               .  Freight in, from manufacturer
               .  Cricket to provide ESN/sublock
                  information upon each shipment from
                  manufacturer (856 EDI transmission
                  preferred)
               .  Order processing
               .  Receiving
               .  Put away
               .  Order entry
               .  Credit management, finance
               .  Pick, pack, and stage to ship

         2)    KITTING & FULFILLMENT SERVICES

               . Managing products by item (WIP) including literature and packaging materials
               .  Assign part numbers
               .  Manage bill of materials for
                  each customer

               Perform assembly function:

               .  Sleeve handset box
               .  Apply tamperproof sticker
               .  Apply UPC labels (if
                  necessary)
               .  Apply Cricket stickers to box
                  and/or sleeve (if necessary)
               .  Includes up to three pieces of
                  collateral
               .  Product is placed in master cartons for
                  shipping

               Programming :

               .  Cricket to supply MIN file, based upon forecast for
                  each market
               .  Utilization of "CDMA Workbench" to manage
                  activation information such as:
                  .   Cricket PRI/PRL

Brackets ([*]) indicate portions of this document have been deleted and have been separately filed with the Securities and Exchange Commission.

               .    Dual subsidy lock codes
               .    MIN programming
               .    ESN capture and management
               .    (Add $ [*] if software flash needed)
         .     New label generated with customer specific
               information
         .     Product is placed in master cartons for
               shipping
               .    Includes up to three pieces of
                    collateral
               .    Handset labels
               .    Creation, maintenance and
                    distribution of electronic files,
                    including
                    .    ESN
                    .    MIN, and
                    .    Random sublock


   3)    RETURNS and REPAIR
         .     EXCEPTION: Shipping (freight-in) to CellStar for returns or repair not included
         .     New returns
               .    RMA creation and tracking
               .    Handset, back to Cricket inventory
                    .    Must be new, in box,
                         tamperproof seal in
                         tact
         .     Accessory returns: 1 for 1 stock swap

         REPAIR/REFURBISH FEES

         LEVEL CATEGORY             DESCRIPTION                                PRICE
         --------------             -----------                                -----
      .  LEVEL 1  Processing                Triage, test, disposition                   Included
      .  LEVEL 2  Minor Reconditioning      Buff & puff, test, software flash           Included
      .  LEVEL 3  Major Reconditioning      Plastics (if needed)                        Included*

         Does not include parts needed for repair, such as:                    *labor only
                                  .    Lens
                                  .    Front cover
                                  .    Antenna
                                  .    Keypad
      .  LEVEL 4  Major Repair              Non-warranty, board-level repair            $ [*]
      .  LEVEL 5  Module Replacement        LCD & Keyboard                              $ [*]

Brackets ([*]) indicate portions of this document have been deleted and have been separately filed with the Securities and Exchange Commission.

                                    EXHIBIT B

                             Description of Services

         ACCESSORY FULFILLMENT SERVICES

             .    Sold at CellStar current "Carrier Pricing" (shipping costs not included)
             .    Cricket to supply/agree upon artwork for backer cards
             .    Create/print Cricket-labeled backer cards
             .    Package Cricket-labeled accessories based upon Cricket
                  Accessory forecast (rolling three month forecast)
             .    Pick, pack, stage to ship

NOTE: See Exhibit C for current accessory availability and pricing.

                                    EXHIBIT C

                              Accessories Available

                                      [*]

Brackets ([*]) indicate portions of this document have been deleted and have been separately filed with the Securities and Exchange Commission.

                                    EXHIBIT D

                                Tactical Timeline

Finish times and duration listed below are estimated based upon completion-date requirements, and are dependent upon the cooperation of Cricket regarding requested information and/or tasks; Duration and Finish times may be adjusted as needed.

Task Name                           Duration                          Finish
Project Meetings                    34 days                                      1/4/00 17:00
     Project Kick-Off               1 day                                      11/18/99 17:00
     Status Meetings                34 days                                      1/4/00 17:00
          Status Meetings 1         1 day                                      11/18/99 17:00
          Status Meetings 2         1 day                                       12/7/99 17:00
          Status Meetings 3         1 day                                      12/17/99 17:00
          Status Meetings 4         1 day                                        1/4/00 17:00
Agreements                          20 days                                    12/10/99 17:00
     Contract Signature             20 days                                    12/10/99 17:00
Establish Customer                  22 days                                    12/17/99 17:00
     Credit Apps to Indirects       22 days                                    12/17/99 17:00
Address Book                        22 days                                    12/17/99 17:00
     Cricket                        1 day                                      11/18/99 17:00
     Ship-To ABs (include           22 days                                    12/17/99 17:00
Carrier Code)
     Indirect ABs (include          22 days                                    12/17/99 17:00
Carrier Code)
SKU Management                      20 days                                    12/15/99 17:00
     Handsets Required              17 days                                    12/10/99 17:00
     Accessories Required           17 days                                    12/10/99 17:00
     Collateral Required            17 days                                    12/10/99 17:00
     Backers, etc Required for      17 days                                    12/10/99 17:00
Accessories
     Pricing                        1 day                                      12/10/99 17:00
          Determine Subsidy         1 day                                      12/10/99 17:00
Discount
     Item Master Set Up             20 days                                    12/15/99 17:00
          Handsets - Cricket        3 days                                     12/15/99 17:00
Generic SKUs
          Accessory SKUs            3 days                                     12/15/99 17:00
          Cricket Kitted Accessory  3 days                                     12/15/99 17:00
SKUs
          Sleeve and Coverage Map   3 days                                     12/15/99 17:00
SKUs
          FRU Stock                 20 days                                    12/15/99 17:00
Inventory Management                25 days                                    12/22/99 17:00
     Warehouse Locations            5 days                                     12/22/99 17:00
     BOM Management -               25 days                                    12/22/99 17:00
Accessories
     Handset Forecast               17 days                                    12/10/99 17:00
     Accessory Forecast             17 days                                    12/10/99 17:00
     POs for Handsets and           2 days                                     12/17/99 17:00
Accessories
     Pick Ticket Print Location -   17 days                                    12/10/99 17:00
A1  BP


     Set up Name on FedEx Label -   17 days                                              12/10/99 17:00
CellStar
     Set up name on Pick Ticket     17 days                                              12/10/99 17:00
- CellStar
Non-Standard Information            22 days                                              12/17/99 17:00
Exchange
     MIN/Sublock File Receipt       22 days                                              12/17/99 17:00
from Cricket
     ESN/MIN/Sublock File to        22 days                                              12/17/99 17:00
Cricket
Accounting                          25 days                                              12/22/99 17:00
     Associated Items Required      7.33 days                                            11/29/99 10:40
          Establish Handling Fee    7.33 days                                            11/29/99 10:40
          Establish Subsidy         7.33 days                                            11/29/99 10:40
Discount
     COD Process for Small          25 days                                              12/22/99 17:00
Indirects
     EOM Subsidy                    25 days                                              12/22/99 17:00
Reconciliation
Account Management /                30 days                                              12/29/99 17:00
Reporting
     Establish Returns Process      17 days                                              12/10/99 17:00
          RA Request Process        17 days                                              12/10/99 17:00
          Returns Process Flow      17 days                                              12/10/99 17:00
     AOS                            18 days                                              12/29/99 17:00
          AOS Request Form          6 days                                               12/13/99 17:00
          Storefront/Catalogue      12 days                                              12/29/99 17:00
Set-up

          Membership Set up -       12 days                                              12/29/99 17:00
Logins/Pswds
     NetXtreme                      18 days                                              12/29/99 17:00
          NetXtreme Request Form    6 days                                               12/13/99 17:00
          Datamart                  14 days                                              12/23/99 17:00
               Determine Plans      6 days                                               12/13/99 17:00
Required / Data Needed
               Plan Generation      8 days                                               12/23/99 17:00
          Business Intelligence     6 days                                               12/13/99 17:00
               Include data         6 days                                               12/13/99 17:00
required by Cricket
          NetXtreme Completion      12 days                                              12/29/99 17:00
Handset Programming & Kitting       25 days                                              12/22/99 17:00
     Establish Order Minimums,      17 days                                              12/10/99 17:00
if any
     Workbench / PST                25 days                                              12/22/99 17:00
          Load Profiles             25 days                                              12/22/99 17:00
          Program MIN, PRL and      25 days                                              12/22/99 17:00
Sublock
          Verify Label Content -    25 days                                              12/22/99 17:00
ESN & MIN
Accessory Kitting                   25 days                                              12/22/99 17:00
     Verify Materials Required      25 days                                              12/22/99 17:00
(stickers, shells, etc)
Shipment Commitment to              17 days                                              12/10/99 17:00
Cricket
     Order Drop by 3PM CT to        17 days                                              12/10/99 17:00

Ship-24 Hrs
Internal QA                         8 days                                                 1/5/00 17:00
     Verify all Account Set-up      8 days                                                 1/5/00 17:00
completed
     AOS Approval (with required    3 days                                                 1/5/00 17:00
logins)
     NetXtreme Approval             3 days                                                 1/5/00 17:00
Personnel Training                  3 days                                                 1/5/00 17:00
     Handset Kitting (Workbench /   3 days                                                 1/5/00 17:00
PST)
     Accessory Kitting              3 days                                                 1/5/00 17:00
     Warehouse Receipt and Stocking 3 days                                                 1/5/00 17:00
     Order Fulfillment              3 days                                                 1/5/00 17:00
Pilot - Soft Market Launch          4 days                                                1/11/00 17:00
     Receive kitting forecast from  1 day                                                  1/6/00 17:00
Cricket

     Kit Accessories                1 day                                                  1/7/00 17:00
     Receive limited order from     1 day                                                  1/7/00 17:00
Cricket

     Fulfill Order (w/programming)  1 day                                                  1/7/00 17:00
and ship
     Verification of ESN/MIN file   1 day                                                  1/7/00 17:00
receipt by Cricket

     Verification of Data           1 day                                                 1/10/00 17:00
Retrieval from NetXtreme
     Approval of Fulfillment        1 day                                                 1/11/00 17:00
process - Packaging
Hard Market Launch                  0.67 days                                             1/12/00 14:20
     "GO" Decision                  0.67 days                                             1/12/00 14:20

                                    EXHIBIT E

Handset Sale Price
CellStar will sell handsets designated from time to time by Cricket to Cricket and its customers at the following prices:

     Handsets sold to Cricket shall be sold at the applicable Acquisition Cost.

     Handsets sold to Cricket's customers (or entities designated by Cricket) at a price designated in writing from time to time by Cricket to CellStar.